UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2007
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On April 10, 2007, Millennium Cell Inc. (the “Company”) issued 460,617 shares of its common stock to four holders of the Company’s Series C2 Convertible Preferred Stock upon the Company’s conversion of 400 shares of such stock.

On April 27, 2007, the Company issued an aggregate of 268,240 shares of its common stock to four holders of the Company’s Series C2 Convertible Preferred Stock upon the Company’s conversion of 200 shares of such stock.

The shares issued upon the conversions described above were issued to existing security holders and no commission or other remuneration was paid or given directly or indirectly for soliciting such conversions. Accordingly, the issuance of such shares of common stock was made pursuant to an exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

The Registrant has developed investor presentation materials for meetings with institutional and retail investors in the ordinary course of business. These materials which appear in Exhibit 99.1, are furnished and not filed pursuant to Regulation FD. These materials have also been posted on the Registrant’s Web site at www.millenniumcell.com.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K may include statements that are not historical facts and are considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Millennium Cell’s current views about future events and financial performance and are subject to risks. Forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “plan,” “anticipate,” “on target” and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from Millennium Cell’s expectations, and Millennium Cell expressly does not undertake any duty to update forward-looking statements. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of Millennium Cell’s hydrogen fuel storage and delivery system; (ii) the cost and commercial availability of the quantities of raw materials required by the hydrogen fuel storage and delivery systems; (iii) competition from current, improving and alternative power technologies; (iv) Millennium Cell’s ability to raise capital at the times, in the amounts and at the costs and terms that are acceptable to fund the development and commercialization of its hydrogen fuel storage and delivery system and its business plan; (v) Millennium Cell’s ability to protect its intellectual property; (vi) Millennium Cell’s ability to achieve budgeted revenue and expense amounts; (vii) Millennium Cell’s ability to generate revenues from the sale or license of, or provision of services related to, its technology; (viii) Millennium Cell’s ability to form strategic alliances or partnerships to help promote our technology and achieve market acceptance; (ix) Millennium Cell’s ability to generate design, engineering or management services revenue opportunities in the hydrogen generation or fuel cell markets; (x) Millennium Cell’s ability to secure government funding of its research and development and technology demonstration projects; and (xi) other factors discussed under the caption “Risk Factors” in Millennium Cell’s Annual Report on Form 10-K for the year ended December 31, 2006.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

	99.1	Corporate Overview Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc. (Registrant)

By:	/s/ John D. Giolli
Name: John D. Giolli, CPA Title: Chief Financial Officer
Date: May 3, 2007

Exhibit Index

99.1	Corporate Overview Investor Presentation